                                                        EXHIBIT 23(a)
                                                        -------------


                        INDEPENDENT AUDITORS' CONSENT
                        -----------------------------

The Trustees
EastGroup Properties:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                /s/ KPMG Peat Marwick LLP
                                                KPMG PEAT MARWICK LLP


Jackson, Mississippi
December 5, 1995